UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 W. Chandler Blvd.

Suite 100

Chandler, Arizona 85226

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MRAM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 3.03.	Material Modifications of Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference here.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2020, Everspin Technologies, Inc. filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, which added a new Article VIII to its Amended and Restated Certificate of Incorporation to read as follows:

“VIII. Unless the Company consents in writing to the selection of an alternative forum, the federal courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this Article VIII.”

The Certificate of Amendment to the Everspin Technologies, Inc. Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2020, Everspin Technologies, Inc. held its 2020 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Ernst & Young LLP as Everspin’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (c) for, against or abstain for the approval of the proposed amendment to the Everspin Technologies, Inc. Amended and Restated Certificate of Incorporation. Broker non-votes are also reported. A more complete description of each matter is set forth in Everspin’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2020.

Proposal 1:	Each of the nine directors proposed by Everspin for re-election was elected by the following votes to serve until Everspin’s 2021 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Kevin Conley	10,278,462	292,753	3,636,801
Geoffrey R. Tate	9,488,505	1,082,710	3,636,801
Darin Billerbeck	9,487,769	1,083,446	3,636,801
Lawrence G. Finch	9,524,134	1,047,081	3,636,801
Ronald C. Foster	10,288,742	282,473	3,636,801
Michael B. Gustafson	9,522,231	1,048,984	3,636,801
Peter Hébert	9,548,545	1,022,670	3,636,801
Geoffrey Ribar	9,585,979	985,236	3,636,801
Stephen J. Socolof	9,533,249	1,037,966	3,636,801

Proposal 2:	The appointment of Ernst & Young LLP as Everspin’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
14,067,619	71,434	68,963	—

Proposal 3:	The amendment of the Everspin Technologies, Inc. Amended and Restated Certificate of Incorporation, as described in the proxy statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
10,422,647	92,068	56,500	3,636,801

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.
Dated: May 27, 2020	By:	/s/ Matthew Tenorio
Matthew Tenorio
Interim Chief Financial Officer